ATHENE

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Financial Supplement

First Quarter 2018

March 31, 2018

Athene Holding Ltd.
Financial Supplement—March 31, 2018

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Note to the Financial Supplement

Key Operating and Non-GAAP Measures

In addition to our results presented in accordance with GAAP, our results of operations include certain non-GAAP measures commonly used in our industry. Management believes the use of these non-GAAP measures, together with the relevant GAAP measures, provides information that may enhance an investor’s understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments) as well as integration, restructuring and certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the GAAP measures. See Non-GAAP Measure Reconciliations for the appropriate reconciliations to the GAAP measures.

Adjusted Operating Income

Adjusted operating income is a non-GAAP measure used to evaluate our financial performance excluding market volatility and expenses related to integration, restructuring, stock compensation, and other expenses. Our adjusted operating income equals net income adjusted to eliminate the impact of the following (collectively, the “non-operating adjustments”):

•
Investment Gains (Losses), Net of Offsets—Investment gains (losses), net of offsets, consist of the realized gains and losses on the sale of AFS securities, the change in assumed modco and funds withheld reinsurance embedded derivatives, unrealized gains and losses, impairments, and other investment gains and losses. Unrealized, impairments and other investment gains and losses are comprised of the fair value adjustments of trading securities (other than CLOs) and investments held under the fair value option, derivative gains and losses not hedging FIA index credits, and the net OTTI impacts recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments and the change in unit-linked reserves related to the corresponding trading securities. Investment gains and losses are net of offsets related to DAC, DSI, and VOBA amortization and changes to guaranteed lifetime withdrawal benefit (GLWB) and guaranteed minimum death benefits (GMDB) reserves (together, GLWB and GMDB reserves represent rider reserves) as well as the MVAs associated with surrenders or terminations of contracts.

•
Change in Fair Values of Derivatives and Embedded Derivatives – FIAs, Net of Offsets—Impacts related to the fair value accounting for derivatives hedging the FIA index credits and the related embedded derivative liability fluctuate from period to period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the FIA hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the period, new FIA hedging derivatives are purchased to align with the new term. The difference in duration between the FIA hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the FIA hedging derivatives and index credit reserves is included as a non-operating adjustment, net of offsets related to DAC, DSI, and VOBA amortization and changes to rider reserves.

We primarily hedge with options that align with the index terms of our FIA products (typically 1-2 years). From an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the “value of an embedded derivative” in an FIA contract is longer-dated, there is a duration mismatch which may lead to mismatches for accounting purposes.

•
Integration, Restructuring, and Other Non-operating Expenses—Integration, restructuring, and other non-operating expenses consist of restructuring and integration expenses related to acquisitions and block reinsurance costs as well as certain other expenses which are not part of our core operations or likely to re-occur in the foreseeable future.

•
Stock Compensation Expense—Stock compensation expenses associated with our share incentive plans, excluding our long term incentive plan, are not part of our core operating expenses and fluctuate from time to time due to the structure of our plans.

•	Bargain Purchase Gain—Bargain purchase gains associated with acquisitions are adjustments to net income as they are not consistent with our core operations.

•
Income Taxes (Expense) Benefit – Non-operating—The non-operating income tax expense is comprised of the appropriate jurisdiction’s tax rate applied to the non-operating adjustments that are subject to income tax.

We consider these non-operating adjustments to be meaningful adjustments to net income for the reasons discussed in greater detail above. Accordingly, we believe using a measure which excludes the impact of these items is effective in analyzing the trends in our results of operations. Together with net income, we believe adjusted operating income, provides a meaningful financial metric that helps investors understand our underlying results and profitability. Adjusted operating income should not be used as a substitute for net income.

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Note to the Financial Supplement

Adjusted ROE, Adjusted Operating ROE and Adjusted Net Income

Adjusted ROE, adjusted operating ROE and adjusted net income are non-GAAP measures used to evaluate our financial performance excluding the impacts of AOCI and funds withheld and modco reinsurance unrealized gains and losses, net of DAC, DSI, rider reserve and tax offsets. Adjusted ROE is calculated as adjusted net income, divided by adjusted shareholders’ equity. Adjusted shareholders’ equity is calculated as the ending shareholders’ equity excluding AOCI and funds withheld and modco reinsurance unrealized gains and losses. Adjusted operating ROE is calculated as the adjusted operating income, divided by adjusted shareholders’ equity. Adjusted net income is calculated as net income excluding funds withheld and modco reinsurance unrealized gains and losses, net of DAC, DSI, rider reserve and tax offsets. These adjustments fluctuate period to period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Once we have reinvested acquired blocks of businesses, we typically buy and hold AFS investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current adjusted operating fundamentals or future performance. Accordingly, we believe using measures which exclude AOCI and funds withheld and modco reinsurance unrealized gains and losses are useful in analyzing trends in our operating results. To enhance the ability to analyze these measures across periods, interim periods are annualized. Adjusted ROE, adjusted operating ROE and adjusted net income should not be used as a substitute for ROE and net income. However, we believe the adjustments to equity are significant to gaining an understanding of our overall results of operations.

Adjusted Operating Earnings Per Share, Weighted Average Shares Outstanding – Adjusted Operating and Adjusted Book Value Per Share

Adjusted operating earnings per share, weighted average shares outstanding – adjusted operating and adjusted book value per share are non-GAAP measures used to evaluate our financial performance and financial condition. The non-GAAP measures adjust the number of shares included in the corresponding GAAP measures to reflect the conversion or settlement of all shares and other stock-based awards outstanding. We believe using these measures represents an economic view of our share counts and provides a simplified and consistent view of our outstanding shares. Adjusted operating earnings per share is calculated as the adjusted operating income, over the weighted average shares outstanding – adjusted operating. Adjusted book value per share is calculated as the adjusted shareholders’ equity divided by the adjusted operating common shares outstanding. Our Class B common shares are economically equivalent to Class A common shares and can be converted to Class A common shares on a one-for-one basis at any time. Our Class M common shares are in the legal form of shares but economically function as options as they are convertible into Class A shares after vesting and payment of the conversion price. In calculating Class A diluted earnings per share on a GAAP basis, we are required to apply sequencing rules to determine the dilutive impacts, if any, of our Class B common shares, Class M common shares and any other stock-based awards. To the extent our Class B common shares, Class M common shares and/or any other stock-based awards are not dilutive they are excluded. Weighted average shares outstanding – adjusted operating and adjusted operating common shares outstanding assume conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares on a one-for-one basis, the impacts of all Class M common shares net of the conversion price and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date. For certain historical periods, Class M shares were not included due to issuance restrictions which were contingent upon our IPO. Adjusted operating earnings per share, weighted average shares outstanding – adjusted operating and adjusted book value per share should not be used as a substitute for basic earnings per share – Class A common shares, basic weighted average shares outstanding – Class A or book value per share. However, we believe the adjustments to the shares and equity are significant to gaining an understanding of our overall results of operations and financial condition.

Adjusted Debt to Capital Ratio

Adjusted debt to capital ratio is a non-GAAP measure used to evaluate our financial condition excluding the impacts of AOCI and funds withheld and modco reinsurance unrealized gains and losses, net of DAC, DSI, rider reserve and tax offsets. Adjusted debt to capital ratio is calculated as total debt excluding consolidated VIEs divided by adjusted shareholders’ equity. Adjusted debt to capital ratio should not be used as a substitute for the debt to capital ratio. However, we believe the adjustments to shareholders’ equity are significant to gaining an understanding of our overall results of operations and financial condition.

Retirement Services Net Investment Earned Rate, Cost of Crediting and Investment Margin on Deferred Annuities

Investment margin is a key measurement of the financial health of our Retirement Services core deferred annuities. Investment margin on our deferred annuities is generated from the excess of our net investment earned rate over the cost of crediting to our policyholders. Net investment earned rate is a key measure of investment returns and cost of crediting is a key measure of the policyholder benefits on our deferred annuities.

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Note to the Financial Supplement

Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our invested assets that does not correspond to GAAP net investment income. Net investment earned rate is computed as the income from our invested assets divided by the average invested assets for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The adjustments to arrive at our net investment earned rate add alternative investment gains and losses, gains and losses related to trading securities for CLOs, net VIE impacts (revenues, expenses and noncontrolling interest) and the change in reinsurance embedded derivatives. We include the income and assets supporting our assumed reinsurance by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the GAAP presentation of reinsurance embedded derivatives. We exclude the income and assets supporting business that we have exited through ceded reinsurance including funds withheld agreements. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure.

Cost of crediting is the interest credited to the policyholders on our fixed strategies as well as the option costs on the indexed annuity strategies. With respect to FIAs, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. The interest credited on fixed strategies and option costs on indexed annuity strategies are divided by the average account value of our deferred annuities. Our average account values are averaged over the number of quarters in the relevant period to obtain our cost of crediting for such period. To enhance the ability to analyze these measures across periods, interim periods are annualized.
Net investment earned rate, cost of crediting and investment margin on deferred annuities are non-GAAP measures we use to evaluate the profitability of our core deferred annuities business.We believe measures like net investment earned rate, cost of crediting and investment margin on deferred annuities are effective in analyzing the trends of our core business operations, profitability and pricing discipline. While we believe net investment earned rate, cost of crediting and investment margin on deferred annuities are meaningful financial metrics and enhance our understanding of the underlying profitability drivers of our business, they should not be used as a substitute for net investment income and interest sensitive contract benefits presented under GAAP.

Invested Assets

In managing our business we analyze invested assets, which do not correspond to total investments, including investments in related parties, as disclosed in our consolidated financial statements and notes thereto. Invested assets represent the investments that directly back our policyholder liabilities as well as surplus assets. Invested assets is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Invested assets includes (a) total investments on the consolidated balance sheets with AFS securities at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) the consolidated VIE assets, liabilities and noncontrolling interest, (f) net investment payables and receivables and (g) policy loans ceded (which offset the direct policy loans in total investments). Invested assets also excludes assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). We include the underlying investments supporting our assumed funds withheld and modco agreements in our invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Our invested assets are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period.

Reserve Liabilities

In managing our business we also analyze reserve liabilities, which does not correspond to total liabilities as disclosed in our consolidated financial statements and notes thereto. Reserve liabilities represents our policyholder liability obligations net of reinsurance and is used to analyze the costs of our liabilities. Reserve liabilities includes (a) the interest sensitive contract liabilities, (b) future policy benefits, (c) dividends payable to policyholders, and (d) other policy claims and benefits, offset by reinsurance recoverable, excluding policy loans ceded. Reserve liabilities is net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and therefore we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. The majority of our ceded reinsurance is a result of reinsuring large blocks of life business following acquisitions. For such transactions, GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction.

Sales

Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures to understand our business performance as it relates to deposits generated during a specific period of time. Our sales statistics include deposits for fixed rate annuities and FIAs and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (excluding internal transfers).

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Financial Highlights
Unaudited (In millions, except percentages and per share data)

Year-to-date			2018	2017
2018	2017		Q1	Q4	Q3	Q2	Q1
		Deposits
$1,286	$1,099	Retail sales	$1,286	$1,282	$1,337	$1,635	$1,099
204	166	Flow reinsurance	204	305	190	214	166
300	650	Funding agreements	300	—	1,300	1,050	650
266	—	Pension risk transfer	266	1,926	—	327	—
$2,056	$1,915	Total deposits	$2,056	$3,513	$2,827	$3,226	$1,915

		Consolidated results of operations
$268	$384	Net income	$268	$464	$274	$326	$384
237	266	Adjusted operating income	237	332	231	280	266

12.0%	21.3%	ROE	12.0%	20.8%	13.0%	16.4%	21.3%
16.5%	20.7%	Adjusted ROE	16.5%	24.9%	14.6%	16.2%	20.7%
12.1%	16.1%	Adjusted operating ROE	12.1%	17.7%	12.8%	16.2%	16.1%

		Retirement Services
$235	$275	Adjusted operating income	$235	$306	$244	$267	$275
17.3%	24.1%	Adjusted operating ROE	17.3%	23.3%	19.1%	22.0%	24.1%

		Earnings per share
$1.36	$2.00	Basic[1]	$1.36	$2.36	$1.40	$1.66	$2.00
$1.36	$1.92	Diluted – Class A2	$1.36	$2.35	$1.39	$1.65	$1.92
$1.21	$1.36	Adjusted operating earnings per share[3]	$1.21	$1.69	$1.18	$1.43	$1.36

		Book Value per share:
$44.09	$39.07	Book value per share	$44.09	$46.76	$44.16	$42.20	$39.07
$40.66	$34.45	Adjusted book value per share[3]	$40.66	$38.77	$37.27	$35.95	$34.45

		Balance sheet items:
$93,557	$89,193	Total assets	$93,557	$99,747	$96,061	$93,594	$89,193
78,723	73,563	Invested assets	78,723	82,298	78,804	76,279	73,563
84,862	81,632	Total liabilities	84,862	90,539	87,392	85,310	81,632
75,746	72,225	Reserve liabilities	75,746	81,183	77,850	75,290	72,225
8,695	7,561	Total shareholders’ equity	8,695	9,208	8,669	8,284	7,561
8,003	6,781	Adjusted shareholders’ equity	8,003	7,632	7,343	7,072	6,781
10.2%	—%	Debt to capital ratio	10.2%	—%	—%	—%	—%
11.0%	—%	Adjusted debt to capital ratio	11.0%	—%	—%	—%	—%

		Share data:
197.1	192.5	Weighted average shares outstanding – basic[1]	197.1	196.7	196.3	195.7	192.5
149.0	81.3	Weighted average shares outstanding – diluted – Class A common shares[2]	149.0	126.4	119.9	109.0	81.3
196.0	195.6	Weighted average shares outstanding – adjusted operating[3]	196.0	196.1	196.0	195.9	195.6
197.2	193.5	Common shares outstanding[4]	197.2	196.9	196.3	196.3	193.5
196.8	196.8	Adjusted operating common shares outstanding[3]	196.8	196.9	197.0	196.7	196.8
* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on adjusted operating income, adjusted ROE, adjusted operating ROE, adjusted book value and adjusted debt to capital ratio.
1 Basic earnings per share, including basic weighted average shares outstanding, includes all classes eligible to participate in dividends for each period presented.
2 Diluted earnings per share on a GAAP basis for Class A common shares, including diluted Class A weighted average shares outstanding, includes the dilutive impacts, if any, of Class B common shares, Class M common shares and any other stock-based awards.
3 Represents Class A common shares outstanding or weighted average common shares outstanding assuming conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares, Class M common shares and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date.
4 Represents common shares outstanding for all classes eligible to participate in dividends for each period presented.

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Capitalization and Equity
Unaudited (In millions, except percentages)

March 31,			2018	2017
2018	2017		Q1	Q4	Q3	Q2	Q1
		Capitalization
$992	$—	Total debt	$992	$—	$—	$—	$—
8,695	7,561	Total shareholders’ equity	8,695	9,208	8,669	8,284	7,561
9,687	7,561	Total capitalization	9,687	9,208	8,669	8,284	7,561
585	673	Less: AOCI	585	1,415	1,162	1,060	673
107	107	Less: Reinsurance unrealized gains and losses	107	161	164	152	107
$8,995	$6,781	Total adjusted capitalization	$8,995	$7,632	$7,343	$7,072	$6,781

		Equity by segment
$5,552	$4,710	Retirement Services	$5,552	$5,304	$5,207	$5,013	$4,710
2,451	2,071	Corporate and Other	2,451	2,328	2,136	2,059	2,071
8,003	6,781	Total adjusted shareholders’ equity	8,003	7,632	7,343	7,072	6,781
585	673	AOCI	585	1,415	1,162	1,060	673
107	107	Reinsurance unrealized gains and losses	107	161	164	152	107
$8,695	$7,561	Total shareholders’ equity	$8,695	$9,208	$8,669	$8,284	$7,561

10.2%	—%	Debt to capital ratio	10.2%	—%	—%	—%	—%
0.7%	—%	AOCI	0.7%	—%	—%	—%	—%
0.1%	—%	Reinsurance unrealized gains and losses	0.1%	—%	—%	—%	—%
11.0%	—%	Adjusted debt to capital ratio	11.0%	—%	—%	—%	—%

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Condensed Consolidated Balance Sheets
Unaudited (In millions)

	March 31, 2018	December 31, 2017
Assets
Investments
Fixed maturity securities, at fair value
Available-for-sale securities	$58,575	$61,012
Trading securities	2,088	2,196
Equity securities, at fair value	160	790
Mortgage loans, net of allowances	6,139	6,233
Investment funds	647	699
Policy loans	510	530
Funds withheld at interest	7,093	7,085
Derivative assets	2,031	2,551
Real estate	—	624
Short-term investments, at fair value	235	201
Other investments	113	133
Total investments	77,591	82,054
Cash and cash equivalents	2,735	4,888
Restricted cash	87	105
Investments in related parties
Fixed maturity securities, at fair value
Available-for-sale securities	505	406
Trading Securities	305	307
Investment funds	1,499	1,310
Short-term investments, at fair value	123	52
Other investments	238	238
Accrued investment income	620	652
Reinsurance recoverable	4,834	4,972
Deferred acquisition costs, deferred sales inducements and value of business acquired	3,142	2,930
Other assets	1,067	969
Assets of consolidated variable interest entities
Investments
Fixed maturity securities, trading, at fair value – related party	47	48
Equity securities, at fair value – related party	177	240
Investment funds	582	571
Cash and cash equivalents	3	4
Other assets	2	1
Total assets	$93,557	$99,747
		(Continued)

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Condensed Consolidated Balance Sheets
Unaudited (In millions)

	March 31, 2018	December 31, 2017
Liabilities and Equity
Liabilities
Interest sensitive contract liabilities	$67,551	$67,708
Future policy benefits	13,059	17,507
Other policy claims and benefits	137	211
Dividends payable to policyholders	119	1,025
Long-term debt	992	—
Derivative liabilities	186	134
Payables for collateral on derivatives	1,145	2,323
Funds withheld liability	395	407
Other liabilities	1,277	1,222
Liabilities of consolidated variable interest entities	1	2
Total liabilities	84,862	90,539
Equity
Common Stock	—	—
Additional paid-in-capital	3,485	3,472
Retained earnings	4,625	4,321
Accumulated other comprehensive income	585	1,415
Total shareholders’ equity	8,695	9,208
Total liabilities and equity	$93,557	$99,747
		(Concluded)

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Condensed Consolidated Statements of Income
Unaudited (In millions)

Year-to-date			2018	2017
2018	2017		Q1	Q4	Q3	Q2	Q1
		Revenue:
$278	$52	Premiums	$278	$1,962	$72	$379	$52
96	81	Product charges	96	88	86	85	81
855	786	Net investment income	855	842	820	821	786
(236)	682	Investment related gains (losses)	(236)	957	473	460	682
		Other-than-temporary impairment investment losses
(3)	—	Other-than-temporary impairment losses	(3)	(6)	(11)	(12)	—
—	(1)	Other-than-temporary impairment losses reclassified to (from) other comprehensive income	—	(2)	(2)	1	(1)
(3)	(1)	Net other-than-temporary impairment losses	(3)	(8)	(13)	(11)	(1)
6	8	Other revenues	6	13	8	8	8
		Revenues related to consolidated variable interest entities
10	10	Net investment income	10	12	10	10	10
5	1	Investment related gains (losses)	5	6	17	11	1
1,011	1,619	Total revenues	1,011	3,872	1,473	1,763	1,619
		Benefits and expenses:
19	692	Interest sensitive contract benefits	19	960	621	553	692
20	18	Amortization of deferred sales inducements	20	21	13	11	18
401	214	Future policy and other policy benefits	401	2,112	259	578	214
89	104	Amortization of deferred acquisition costs and value of business acquired	89	99	80	67	104
13	32	Dividends to policyholders	13	(11)	48	49	32
142	153	Policy and other operating expenses	142	193	158	168	153
684	1,213	Total benefits and expenses	684	3,374	1,179	1,426	1,213
327	406	Income before income taxes	327	498	294	337	406
59	22	Income tax expense	59	34	20	11	22
$268	$384	Net income	$268	$464	$274	$326	$384

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Segment Results of Operations
Unaudited (In millions, except per share data)

Results of operations by segment

Year-to-date			2018	2017
2018	2017		Q1	Q4	Q3	Q2	Q1
		Adjusted operating income by segment
$235	$275	Retirement Services	$235	$306	$244	$267	$275
2	(9)	Corporate and Other	2	26	(13)	13	(9)
237	266	Adjusted operating income	237	332	231	280	266

17	11	Realized gains (losses) on sale of AFS securities	17	73	29	24	11
6	3	Unrealized, impairments, and other investment gains (losses)	6	8	(3)	(15)	3
(78)	68	Assumed modco and funds withheld reinsurance embedded derivatives	(78)	(1)	20	65	68
22	(25)	Offsets to investment gains (losses)	22	(21)	(21)	(16)	(25)
(33)	57	Investment gains (losses), net of offsets	(33)	59	25	58	57
95	94	Change in fair values of derivatives and embedded derivatives – FIAs, net of offsets	95	111	46	15	94
(8)	(9)	Integration, restructuring and other non-operating expenses	(8)	(34)	(14)	(11)	(9)
(3)	(10)	Stock compensation expense	(3)	(3)	(7)	(13)	(10)
(20)	(14)	Income tax (expense) benefit – non-operating	(20)	(1)	(7)	(3)	(14)
31	118	Total non-operating adjustments	31	132	43	46	118
$268	$384	Net income	$268	$464	$274	$326	$384

$1.21	$1.36	Adjusted operating earnings per share	$1.21	$1.69	$1.18	$1.43	$1.36
0.09	0.07	Realized gains (losses) on sale of AFS securities	0.09	0.37	0.15	0.12	0.07
0.03	0.02	Unrealized, impairments, and other investment gains (losses)	0.03	0.04	(0.02)	(0.08)	0.02
(0.40)	0.34	Assumed modco and funds withheld reinsurance embedded derivatives	(0.40)	—	0.10	0.34	0.34
0.11	(0.13)	Offsets to investment gains (losses)	0.11	(0.11)	(0.10)	(0.09)	(0.13)
(0.17)	0.30	Investment gains (losses), net of offsets	(0.17)	0.30	0.13	0.29	0.30
0.49	0.48	Change in fair values of derivatives and embedded derivatives – FIAs, net of offsets	0.49	0.57	0.23	0.08	0.48
(0.04)	(0.05)	Integration, restructuring and other non-operating expenses	(0.04)	(0.18)	(0.07)	(0.06)	(0.05)
(0.01)	(0.05)	Stock compensation expense	(0.01)	(0.02)	(0.04)	(0.07)	(0.05)
(0.10)	(0.07)	Income tax (expense) benefit – non-operating	(0.10)	(0.01)	(0.03)	(0.02)	(0.07)
0.17	0.61	Total non-operating adjustments	0.17	0.66	0.22	0.22	0.61
(0.02)	0.03	Effect of items convertible to or settled in Class A common shares	(0.02)	0.01	—	0.01	0.03
$1.36	$2.00	Basic earnings per share – Class A common shares	$1.36	$2.36	$1.40	$1.66	$2.00

* Please refer to Note to the Financial Supplement section for discussion on adjusted operating income.

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Segment Results of Operations
Unaudited (In millions, except per share data)

Consolidated summary of adjusted operating income

Year-to-date			2018	2017
2018	2017		Q1	Q4	Q3	Q2	Q1
$798	$745	Fixed income and other investment income	$798	$810	$782	$774	$745
95	69	Alternative investment income	95	51	81	111	69
893	814	Net investment earnings	893	861	863	885	814
(275)	(263)	Cost of crediting on deferred annuities	(275)	(271)	(268)	(264)	(263)
(259)	(201)	Other liability costs[1]	(259)	(136)	(273)	(251)	(201)
(10)	(2)	Interest expense	(10)	(2)	(1)	(2)	(2)
(73)	(74)	Operating expenses	(73)	(87)	(77)	(80)	(74)
276	274	Pre-tax adjusted operating income	276	365	244	288	274
(39)	(8)	Income tax (expense) benefit – operating	(39)	(33)	(13)	(8)	(8)
$237	$266	Adjusted operating income	$237	$332	$231	$280	$266

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on adjusted operating income.
1 Other liability costs include DAC, DSI and VOBA amortization and rider reserve changes for all products, the cost of liabilities on products other than deferred annuities including offsets for premiums, product charges and other revenues.

Retirement Services summary of adjusted operating income

Year-to-date			2018	2017
2018	2017		Q1	Q4	Q3	Q2	Q1
$775	$712	Fixed income and other investment income	$775	$772	$745	$739	$712
91	68	Alternative investment income	91	57	66	82	68
866	780	Net investment earnings	866	829	811	821	780
(275)	(263)	Cost of crediting on deferred annuities	(275)	(271)	(268)	(264)	(263)
(259)	(180)	Other liability costs	(259)	(172)	(228)	(224)	(180)
—	(1)	Interest expense	—	—	(1)	(1)	(1)
(58)	(52)	Operating expenses	(58)	(55)	(51)	(54)	(52)
274	284	Pre-tax adjusted operating income	274	331	263	278	284
(39)	(9)	Income tax (expense) benefit – operating	(39)	(25)	(19)	(11)	(9)
$235	$275	Adjusted operating income	$235	$306	$244	$267	$275

Corporate and Other summary of adjusted operating income

Year-to-date			2018	2017
2018	2017		Q1	Q4	Q3	Q2	Q1
$23	$33	Fixed income and other investment income	$23	$38	$37	$35	$33
4	1	Alternative investment income	4	(6)	15	29	1
27	34	Net investment earnings	27	32	52	64	34
—	—	Cost of crediting on deferred annuities	—	—	—	—	—
—	(21)	Other liability costs	—	36	(45)	(27)	(21)
(10)	(1)	Interest expense	(10)	(2)	—	(1)	(1)
(15)	(22)	Operating expenses	(15)	(32)	(26)	(26)	(22)
2	(10)	Pre-tax adjusted operating income	2	34	(19)	10	(10)
—	1	Income tax (expense) benefit - operating	—	(8)	6	3	1
$2	$(9)	Adjusted operating income	$2	$26	$(13)	$13	$(9)

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Net Investment Earned Rate and Investment Margin on Deferred Annuities
Unaudited (In millions, except percentages)

Consolidated summary of net investment earned rate (a non-GAAP measure)

Year-to-date			2018	2017
2018	2017		Q1	Q4	Q3	Q2	Q1
4.32%	4.30%	Fixed income and other investments	4.32%	4.22%	4.23%	4.34%	4.30%
10.38%	8.06%	Alternative investments	10.38%	5.46%	9.07%	12.69%	8.06%
4.60%	4.48%	Total net investment earned rate	4.60%	4.28%	4.45%	4.72%	4.48%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net investment earned rate.
* The investment results above are presented net of investment management fees.

Retirement Services investment margin on deferred annuities (a non-GAAP measure)

Year-to-date			2018	2017
2018	2017		Q1	Q4	Q3	Q2	Q1
4.63%	4.76%	Net investment earned rate	4.63%	4.57%	4.64%	4.85%	4.76%
1.87%	1.91%	Cost of crediting on deferred annuities	1.87%	1.87%	1.88%	1.89%	1.91%
2.76%	2.85%	Investment margin on deferred annuities	2.76%	2.70%	2.76%	2.96%	2.85%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on investment margin, net investment earned rate and cost of crediting on deferred annuities.

Retirement Services summary of net investment earned rate

Year-to-date			2018	2017
2018	2017		Q1	Q4	Q3	Q2	Q1
4.32%	4.52%	Fixed income and other investments	4.32%	4.43%	4.44%	4.55%	4.52%
12.34%	10.59%	Alternative investments	12.34%	7.92%	9.79%	12.28%	10.59%
4.63%	4.76%	Total net investment earned rate	4.63%	4.57%	4.64%	4.85%	4.76%

$775	$712	Fixed income and other investment income	$775	$772	$745	$739	$712
91	68	Alternatives investment income	91	57	66	82	68
$866	$780	Total net investment earnings	$866	$829	$811	$821	$780

		Average invested assets
$71,778	$62,982	Fixed income and other investments	$71,778	$69,690	$67,190	$64,955	$62,982
2,957	2,594	Alternative investments	2,957	2,897	2,678	2,622	2,594
$74,735	$65,576	Total average invested assets	$74,735	$72,587	$69,868	$67,577	$65,576

* The investment results above are presented net of investment management fees.

Retirement Services summary of cost of crediting on deferred annuities

Year-to-date			2018	2017
2018	2017		Q1	Q4	Q3	Q2	Q1
$155	$137	FIA option costs	$155	$149	$144	$140	$137
120	126	Fixed interest credited to policyholders	120	122	124	124	126
$275	$263	Cost of crediting on deferred annuities	$275	$271	$268	$264	$263
1.87%	1.91%	Cost of crediting on deferred annuities rate	1.87%	1.87%	1.88%	1.89%	1.91%

$58,993	$55,154	Average account value on deferred annuities	$58,993	$58,003	$57,050	$56,001	$55,154

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Retirement Services Annuity Liability Characteristics
Unaudited (In millions, except percentages)

Deferred annuities account value rollforward

Year-to-date			2018	2017
2018	2017		Q1	Q4	Q3	Q2	Q1
$58,539	$54,880	Account value at beginning of period	$58,539	$57,526	$56,574	$55,429	$54,880
1,516	1,308	Deposits[1]	1,516	1,613	1,546	1,886	1,308
47	36	Premium and interest bonuses	47	39	40	44	36
659	461	Fixed and index credits to policyholders	659	544	486	464	461
(1,238)	(1,194)	Surrenders and benefits paid	(1,238)	(1,110)	(1,051)	(1,183)	(1,194)
(76)	(62)	Fee and product charges	(76)	(73)	(69)	(66)	(62)
$59,447	$55,429	Account value at end of period	$59,447	$58,539	$57,526	$56,574	$55,429

* The account value rollforwards on deferred annuities include our fixed rate and fixed indexed annuities and are net of ceded reinsurance activity.
1 Deposits equal deposits from our retail and flow reinsurance channels as well as renewal deposits on older blocks of business and annuitizations.

Surrender charge protection and account values by product type

	Surrender Charge			Net Account Value
	Average years at issue	Average years remaining	Average percent remaining	Dollars	Percent of Total
Fixed index annuities	10.6	5.4	8%	$46,388	78.0%
Single-year fixed rate guaranteed annuities	7.3	1.0	2%	7,783	13.1%
Multi-year fixed rate guaranteed annuities	5.3	3.2	8%	5,276	8.9%
Total				$59,447	100.0%

Summary of surrender charge percentages

		Net account value
	Surrender charge (gross)	Percent of Total	Surrender charge (net of MVA)	Percent of Total
No surrender charge	$8,586	14.4%	$8,586	14.4%
0.0% < 2.0%	451	0.8%	583	1.0%
2.0% < 4.0%	1,513	2.6%	3,795	6.4%
4.0% < 6.0%	6,917	11.6%	6,985	11.7%
6.0% < 8.0%	11,141	18.7%	8,017	13.5%
8.0% < 10.0%	14,391	24.2%	10,754	18.1%
10.0% or greater	16,448	27.7%	20,727	34.9%
	$59,447	100.0%	$59,447	100.0%

		Surrender charge (gross)	MVA benefit	Surrender charge (net)
Aggregate surrender charge protection		7.2%	0.9%	8.1%

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Retirement Services Annuity Liability Characteristics
Unaudited (In millions, except percentages)

Surrender charge expiration by year

Years of surrender charge remaining	Deferred annuities account value	Percent of total	Average surrender charge percent (gross of MVA)
No Surrender Charge	$8,586	14.4%	—%
> 0 to less than 2	10,489	17.7%	4.6%
2 to less than 4	13,340	22.5%	7.4%
4 to less than 6	9,355	15.7%	8.6%
6 to less than 8	5,428	9.1%	10.1%
8 to less than 10	8,504	14.3%	11.1%
10 to less than 12	2,498	4.2%	14.0%
12 or greater	1,247	2.1%	14.8%
	$59,447	100.0%

Minimum guarantees on deferred annuities

	At minimum guarantees	Total account value	Percent of total account value at minimum guarantees
Fixed indexed annuities	$15,716	$46,388	33.9%
Fixed rate annuities	6,149	13,059	47.1%
Total deferred annuities	$21,865	$59,447	36.8%

			March 31, 2018
Distance to guarantees[1]			90-100

1 The distance to guarantee reflects the average distance in option costs between the current and guaranteed rates for indexed strategies and between current and guaranteed fixed rates for fixed strategies. The option costs used reflects an estimate of option cost in the market.

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Consolidated Reserve Liabilities
Unaudited (In millions, except percentages)

Consolidated reserve liabilities

	March 31, 2018		December 31, 2017
	Dollars	Percent of Total	Dollars	Percent of Total
Fixed indexed annuities	$48,795	64.4%	$48,431	59.6%
Fixed rate annuities	13,287	17.6%	13,412	16.5%
Total deferred annuities	62,082	82.0%	61,843	76.1%
Payout annuities	5,156	6.8%	5,216	6.4%
Pension risk transfer annuities	2,491	3.3%	2,252	2.8%
Funding agreements	3,820	5.0%	3,786	4.7%
Life and other (excluding German products)	2,197	2.9%	2,281	2.8%
Retirement Services reserve liabilities	75,746	100.0%	75,378	92.8%
Germany products[1]	—	—%	5,979	7.4%
Intersegment eliminations	—	—%	(174)	(0.2)%
Total reserve liabilities	$75,746	100.0%	$81,183	100.0%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on reserve liabilities.
1 On January 1, 2018, Germany was deconsolidated and our equity interest was exchanged for common shares of Athora Holding Ltd..

Reserve liability rollforward

Year-to-date			2018	2017
2018	2017		Q1	Q4	Q3	Q2	Q1
$75,378	$65,745	Retirement Services reserve liabilities – beginning	$75,378	$72,100	$69,719	$67,013	$65,745
2,135	2,059	Deposits[1]	2,135	3,592	2,910	3,307	2,059
(1,755)	(1,670)	Withdrawals	(1,755)	(1,361)	(1,311)	(1,408)	(1,670)
(12)	879	Other reserve changes	(12)	1,047	782	807	879
75,746	67,013	Retirement Services reserve liabilities – ending	75,746	75,378	72,100	69,719	67,013
—	5,367	Germany reserve liabilities[2]	—	5,979	5,921	5,737	5,367
—	(155)	Intersegment eliminations	—	(174)	(171)	(166)	(155)
$75,746	$72,225	Consolidated reserve liabilities – ending	$75,746	$81,183	$77,850	$75,290	$72,225

1 Deposits equal deposits from our retail, flow reinsurance and institutional channels as well as premiums and deposits for life and products other than deferred annuities or our institutional products, renewal deposits on older blocks of business and annuitizations.
2 On January 1, 2018, Germany was deconsolidated and our equity interest was exchanged for common shares of Athora Holding Ltd..

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Investments and investments in related parties summary

	March 31, 2018		December 31, 2017
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Fixed maturity securities, at fair value
Available-for-sale securities
U.S. government and agencies	$25	—%	$62	0.1%
U.S. state, municipal and political subdivisions	1,132	1.4%	1,165	1.4%
Foreign governments	136	0.2%	2,683	3.2%
Corporate	35,867	44.7%	36,660	43.4%
CLO	5,642	7.0%	5,084	6.0%
ABS	4,607	5.8%	3,971	4.7%
RMBS	9,187	11.5%	9,366	11.1%
CMBS	1,979	2.5%	2,021	2.4%
Trading securities, at fair value	2,088	2.6%	2,196	2.6%
Equity securities	160	0.2%	790	0.9%
Mortgage loans, net of allowances	6,139	7.7%	6,233	7.4%
Investment funds	647	0.8%	699	0.8%
Policy loans	510	0.6%	530	0.6%
Funds withheld at interest	7,093	8.8%	7,085	8.4%
Derivative assets	2,031	2.5%	2,551	3.0%
Real estate	—	—%	624	0.7%
Short-term investments	235	0.3%	201	0.2%
Other investments	113	0.1%	133	0.2%
Total investments	77,591	96.7%	82,054	97.1%
Investment in related parties
Fixed maturity securities, at fair value:
Available-for-sale securities	505	0.6%	406	0.5%
Trading securities	305	0.4%	307	0.4%
Investment funds	1,499	1.9%	1,310	1.6%
Short term investments	123	0.1%	52	0.1%
Other investments	238	0.3%	238	0.3%
Total related party investments	2,670	3.3%	2,313	2.9%
Total investments, including related parties	$80,261	100.0%	$84,367	100.0%

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Fixed maturity securities by sector

	March 31, 2018			December 31, 2017
	Amortized Cost	Fair Value	Percent of Total	Amortized Cost	Fair Value	Percent of Total
Corporate:
Industrial other[1]	$11,428	$11,533	19.5%	$11,550	$12,026	19.6%
Financial	11,324	11,475	19.4%	11,299	11,824	19.3%
Utilities	8,335	8,400	14.2%	7,991	8,296	13.5%
Communication	2,422	2,447	4.2%	2,509	2,607	4.2%
Transportation	1,980	2,012	3.4%	1,824	1,907	3.1%
Total corporate	35,489	35,867	60.7%	35,173	36,660	59.7%
Other government-related securities
U.S. state, municipal and political subdivisions	995	1,132	1.9%	996	1,165	1.9%
Foreign governments	137	136	0.3%	2,575	2,683	4.4%
U.S. government and agencies	25	25	—%	63	62	0.1%
Total non-structured securities	36,646	37,160	62.9%	38,807	40,570	66.1%
Structured securities:
CLO	6,073	6,102	10.3%	5,392	5,444	8.9%
ABS	4,640	4,652	7.9%	3,991	4,017	6.5%
CMBS	1,981	1,979	3.3%	1,994	2,021	3.3%
RMBS
Agency	81	81	0.1%	86	87	0.1%
Non-agency	8,451	9,106	15.5%	8,635	9,279	15.1%
Total structured securities	21,226	21,920	37.1%	20,098	20,848	33.9%
Total fixed maturity securities, including related parties	$57,872	$59,080	100.0%	$58,905	$61,418	100.0%

1 Includes securities within various industry segments including capital goods, basic industry, consumer cyclical, consumer non-cyclical, industrial, and technology.

Credit quality of fixed maturity securities

	March 31, 2018		December 31, 2017
	Fair Value	Percent of Total	Fair Value	Percent of Total
NAIC designation
1	$29,740	50.4%	$32,447	52.8%
2	25,744	43.6%	25,082	40.9%
Total investment grade	55,484	94.0%	57,529	93.7%
3	2,910	4.9%	3,040	5.0%
4	608	1.0%	765	1.2%
5	69	0.1%	66	0.1%
6	9	0.0%	18	0.0%
Total below investment grade	3,596	6.0%	3,889	6.3%
Total fixed maturity securities, including related parties	$59,080	100.0%	$61,418	100.0%

* Germany fixed maturity securities, including related parties applying NRSRO ratings to map to NAIC designations.

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

	March 31, 2018		December 31, 2017
	Fair Value	Percent of Total	Fair Value	Percent of Total
NRSRO rating agency designation
AAA/AA/A	$19,353	32.7%	$21,448	34.9%
BBB	23,989	40.6%	23,572	38.4%
Non-rated[1]	6,488	11.0%	6,592	10.7%
Total investment grade[2]	49,830	84.3%	51,612	84.0%
BB	2,981	5.1%	3,091	5.0%
B	1,016	1.7%	1,198	2.0%
CCC	3,202	5.4%	2,696	4.4%
CC and lower	1,591	2.7%	2,302	3.8%
Non-rated[1]	460	0.8%	519	0.8%
Total below investment grade	9,250	15.7%	9,806	16.0%
Total fixed maturity securities, including related parties	$59,080	100.0%	$61,418	100.0%

1 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation.
2 We view the NAIC designation methodology as the most appropriate way to view our fixed maturity portfolio when evaluating credit risk since a large portion of our holdings were purchased at a significant discount to par. NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC designation methodology considers our investment and amortized cost, and the likelihood of recovery of that book value as opposed to the likelihood of default of the security.

Credit quality of residential mortgage backed securities

	March 31, 2018				December 31, 2017
	Principal Amount	Amortized Cost	Fair Value	Percent of Total	Principal Amount	Amortized Cost	Fair Value	Percent of Total
NAIC designation
1	$9,230	$7,831	$8,460	92.1%	$9,543	$8,089	$8,714	93.0%
2	448	407	422	4.6%	386	348	360	3.8%
Total investment grade	9,678	8,238	8,882	96.7%	9,929	8,437	9,074	96.8%
3	215	193	198	2.2%	238	209	213	2.3%
4	114	96	102	1.1%	83	70	73	0.8%
5	5	5	5	0.0%	5	5	6	0.1%
6	1	—	—	—%	1	—	—	—%
Total below investment grade	335	294	305	3.3%	327	284	292	3.2%
Total	$10,013	$8,532	$9,187	100.0%	$10,256	$8,721	$9,366	100.0%

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Mortgage loans by property type and region

	March 31, 2018		December 31, 2017
	Net Carrying Value	Percent of Total	Net Carrying Value	Percent of Total
Property type
Office building	$1,389	22.6%	$1,187	19.0%
Retail	1,167	19.0%	1,223	19.6%
Hotels	935	15.2%	928	14.9%
Industrial	789	12.9%	944	15.2%
Apartment	441	7.2%	525	8.4%
Other commercial [1]	412	6.7%	440	7.1%
Total commercial mortgage loans	5,133	83.6%	5,247	84.2%
Residential loans	1,006	16.4%	986	15.8%
Total mortgage loans, net of allowances	$6,139	100.0%	$6,233	100.0%

US Region:
East North Central	$654	10.7%	$643	10.3%
East South Central	128	2.1%	144	2.3%
Middle Atlantic	825	13.5%	909	14.6%
Mountain	488	7.9%	492	7.9%
New England	186	3.0%	162	2.6%
Pacific	1,119	18.2%	991	15.9%
South Atlantic	900	14.7%	873	14.0%
West North Central	223	3.6%	233	3.8%
West South Central	610	9.9%	655	10.5%
Total US Region	5,133	83.6%	5,102	81.9%
International Region	—	—%	145	2.3%
Total commercial mortgage loans	5,133	83.6%	5,247	84.2%
Residential loans	1,006	16.4%	986	15.8%
Total mortgage loans, net of allowances	$6,139	100.0%	$6,233	100.0%

1 Other commercial loans include investments in nursing homes, parking garages, restaurants, mobile home parks and other commercial properties.

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Investment funds including related party

	March 31, 2018		December 31, 2017
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Investment funds
Private equity	$240	8.8%	$271	10.5%
Real estate and other real assets	174	6.4%	161	6.2%
Natural resources	4	0.1%	4	0.2%
Hedge funds	56	2.1%	61	2.4%
Credit funds	173	6.3%	202	7.8%
Total investment funds	647	23.7%	699	27.1%
Investment funds – related parties
Private equity – A-A Mortgage (AmeriHome)	418	15.3%	403	15.6%
Private equity	283	10.4%	180	7.0%
Real estate and other real assets	322	11.8%	297	11.5%
Natural resources	98	3.6%	74	2.9%
Hedge funds	99	3.6%	93	3.6%
Credit funds	279	10.3%	263	10.2%
Total investment funds – related parties	1,499	55.0%	1,310	50.8%
Total investment funds – assets of consolidated VIEs
Private equity – MidCap	534	19.6%	528	20.4%
Credit funds	20	0.7%	21	0.8%
Real estate and other real assets	28	1.0%	22	0.9%
Total investment funds – assets of consolidated VIEs	582	21.3%	571	22.1%
Total investment funds, including related parties and VIEs	$2,728	100.0%	$2,580	100.0%

* Investment funds, including related party, is the GAAP measure which does not include investments that we view as alternative investments. Alternative investments include CLO equity tranche securities that are included in trading securities in the GAAP view, investment funds included in our funds withheld at interest reinsurance portfolios, net assets of VIEs other than investment funds as well as royalties and other investments. Please refer to Note to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds to alternative investments.

Funds withheld at interest

	March 31, 2018		December 31, 2017
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Fixed maturity securities
U.S. state, municipal and political subdivisions	$111	1.6%	$117	1.6%
Corporate	2,164	30.5%	2,095	29.6%
CLO	618	8.7%	669	9.4%
ABS	938	13.2%	886	12.5%
CMBS	287	4.0%	290	4.1%
RMBS	1,515	21.4%	1,551	21.9%
Equity securities	28	0.4%	28	0.4%
Mortgage loans	788	11.1%	792	11.2%
Investment funds	454	6.4%	376	5.3%
Derivative assets	56	0.8%	78	1.1%
Short-term investments	35	0.5%	16	0.2%
Cash and cash equivalents	65	0.9%	132	1.9%
Other assets and liabilities	34	0.5%	55	0.8%
Total funds withheld at interest	$7,093	100.0%	$7,085	100.0%

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Invested assets summary

	March 31, 2018		December 31, 2017
	Total Invested Asset Value[1]	Percent of Total	U.S. and Bermuda Invested Asset Value	Germany Invested Asset Value[2]	Total Invested Asset Value[1]	Percent of Total
Corporate	$38,896	49.4%	$37,059	$1,536	$38,595	46.9%
CLO	6,241	7.9%	5,914	—	5,914	7.2%
Credit	45,137	57.3%	42,973	1,536	44,509	54.1%
RMBS	10,288	13.1%	10,532	—	10,532	12.8%
Mortgage loans	6,925	8.8%	6,858	165	7,023	8.5%
CMBS	2,311	2.9%	2,322	—	2,322	2.8%
Real estate held for investment	—	—%	—	625	625	0.8%
Real estate	19,524	24.8%	19,712	790	20,502	24.9%
ABS	5,852	7.5%	4,824	—	4,824	5.9%
Alternative investments	3,615	4.6%	3,692	137	3,829	4.6%
State, municipals, political subdivisions and foreign government	1,309	1.7%	1,347	2,411	3,758	4.5%
Unit linked assets	—	—%	—	407	407	0.5%
Equity securities	194	0.2%	192	128	320	0.4%
Short-term investments	339	0.4%	228	—	228	0.3%
U.S. government and agencies	32	—%	29	35	64	0.1%
Other investments	11,341	14.4%	10,312	3,118	13,430	16.3%
Cash and equivalents	1,732	2.2%	2,504	296	2,800	3.4%
Policy loans and other	989	1.3%	761	296	1,057	1.3%
Total invested assets	$78,723	100.0%	$76,262	$6,036	$82,298	100.0%

1 Please refer to Note to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds to alternative investments.
2 On January 1, 2018, Germany was deconsolidated and our equity interest was exchanged for common shares of Athora Holding Ltd.

Alternative investments summary

	March 31, 2018		December 31, 2017
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
Credit funds	$720	19.9%	$784	20.4%
Private equity – MidCap	534	14.8%	528	13.8%
Private equity – A-A Mortgage (AmeriHome)	514	14.2%	496	12.9%
Private equity – other	619	17.1%	554	14.5%
Mortgage and real assets	678	18.8%	643	16.8%
Hedge funds	184	5.1%	467	12.2%
Public equities	124	3.4%	171	4.5%
Natural resources and other real assets	242	6.7%	186	4.9%
Alternative investments	$3,615	100.0%	$3,829	100.0%

* Alternative investments does not correspond to the total investment funds, including related parties and VIEs, on our condensed consolidated balance sheets. Alternative investments adjusts the GAAP presentation to include CLO equity tranche securities that are included in trading securities in the GAAP view, investment funds included in our funds withheld at interest reinsurance portfolios, net assets of VIEs other than investment funds as well as royalties and other investments. Please refer to Note to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds to alternative investments.

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Net investment earned rates by asset class

Year-to-date			2018	2017
2018	2017		Q1	Q4	Q3	Q2	Q1
3.90%	3.91%	Corporate securities	3.90%	3.97%	3.91%	3.98%	3.91%
		Structured securities
5.42%	5.45%	RMBS	5.42%	5.22%	5.45%	5.96%	5.45%
5.09%	4.94%	CLO	5.09%	4.93%	5.25%	5.10%	4.94%
4.03%	4.15%	ABS	4.03%	5.54%	4.33%	4.28%	4.15%
4.16%	4.03%	CMBS	4.16%	4.12%	4.18%	4.13%	4.03%
4.91%	4.95%	Total structured securities	4.91%	5.11%	5.06%	5.26%	4.95%
4.72%	9.35%	State, municipal, political subdivisions and U.S. and foreign government	4.72%	4.59%	4.54%	4.82%	9.35%
5.57%	5.90%	Mortgage loans	5.57%	5.89%	5.92%	5.92%	5.90%
10.38%	8.12%	Alternative investments	10.38%	6.04%	8.92%	13.11%	8.12%
2.14%	1.66%	Other U.S. and Bermuda invested assets	2.14%	1.55%	1.65%	1.58%	1.66%
4.60%	4.70%	U.S. and Bermuda	4.60%	4.52%	4.65%	4.96%	4.70%
—%	1.74%	Germany[1]	—%	1.32%	2.04%	1.73%	1.74%
4.60%	4.48%	Consolidated total	4.60%	4.28%	4.45%	4.72%	4.48%

1 On January 1, 2018, Germany was deconsolidated and our equity interest was exchanged for common shares of Athora Holding Ltd.

Invested assets NAIC 1 & 2 designation by asset class

	March 31, 2018	December 31, 2017
Corporate securities	93.1%	93.1%
Structured securities
RMBS	96.6%	96.7%
CLO	88.9%	85.8%
ABS	94.9%	93.9%
CMBS	96.3%	96.0%
Total structured securities	94.2%	93.3%
State, municipal, political subdivisions and U.S. and foreign government	96.1%	95.5%
Germany fixed maturity securities[1]	—%	95.0%

1 On January 1, 2018, Germany was deconsolidated and our equity interest was exchanged for common shares of Athora Holding Ltd. As of December 31, 2017, NAIC 1 and 2 for Germany indicates the percentage of total AFS fixed maturities by applying NRSRO ratings to map to NAIC designations.

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Financial Strength Ratings and RBC
Unaudited

Financial strength ratings

	A.M. Best	Standard & Poor’s	Fitch
Athene Annuity & Life Assurance Company	A	A-	A-
Athene Annuity and Life Company	A	A-	A-
Athene Annuity & Life Assurance Company of New York	A	A-	A-
Athene Life Insurance Company of New York	A	Not Rated	Not Rated
Athene Life Re Ltd.	A	A-	A-

Credit ratings

	A.M. Best	Standard & Poor’s	Fitch
Athene Holding Ltd.	bbb	BBB	BBB
Senior notes	bbb	BBB	BBB-

Capital Metrics

	December 31,
	2017	2016
U.S. RBC ratio – Athene Annuity & Life Assurance Company	490%	478%
BSCR – Athene Life Re Ltd.	354%	228%
Athene Life Re Ltd. RBC ratio[1]	562%	529%

1 ALRe RBC ratio, which is used in evaluating our capital position and the amount of capital needed to support our segment, is calculated by applying the NAIC RBC factors.

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to basic weighted average shares outstanding – Class A common shares to arrive at weighted average shares outstanding – adjusted operating

Year-to-date			2018	2017
2018	2017		Q1	Q4	Q3	Q2	Q1
148.7	78.2	Basic weighted average shares outstanding – Class A	148.7	126.0	119.5	106.3	78.2
41.1	110.8	Conversion of Class B shares to Class A shares	41.1	63.5	69.9	82.9	110.8
5.8	6.2	Conversion of Class M shares to Class A shares	5.8	6.1	6.1	6.2	6.2
0.4	0.4	Effect of other stock compensation plans	0.4	0.5	0.5	0.5	0.4
196.0	195.6	Weighted average shares outstanding – adjusted operating	196.0	196.1	196.0	195.9	195.6

Summary of adjustments to Class A common shares outstanding to arrive at adjusted operating common shares outstanding

	2018	2017
	Q1	Q4	Q3	Q2	Q1
Class A common shares outstanding	164.5	142.2	119.9	119.3	101.3
Conversion of Class B shares to Class A shares	25.5	47.4	69.5	70.1	87.8
Conversion of Class M shares to Class A shares	5.8	6.4	6.7	6.4	6.8
Effect of other stock compensation plans	1.0	0.9	0.9	0.9	0.9
Adjusted operating common shares outstanding	196.8	196.9	197.0	196.7	196.8

Summary of adjustments to book value per share to arrive at adjusted book value per share

	2018	2017
	Q1	Q4	Q3	Q2	Q1
Book value per share	$44.09	$46.76	$44.16	$42.20	$39.07
AOCI	(2.97)	(7.19)	(5.92)	(5.40)	(3.47)
Reinsurance unrealized gains and losses	(0.54)	(0.82)	(0.83)	(0.77)	(0.55)
Effect of items convertible to or settled in Class A common shares	0.08	0.02	(0.14)	(0.08)	(0.60)
Adjusted book value per share	$40.66	$38.77	$37.27	$35.95	$34.45

The reconciliation of net income to adjusted net income included in adjusted ROE

Year-to-date			2018	2017
2018	2017		Q1	Q4	Q3	Q2	Q1
$268	$384	Net income	$268	$464	$274	$326	$384
54	(43)	Reinsurance unrealized gains and losses	54	2	(12)	(45)	(43)
$322	$341	Adjusted net income	$322	$466	$262	$281	$341

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to net investment income to arrive at net investment earned rate

Year-to-date			2018	2017
2018	2017		Q1	Q4	Q3	Q2	Q1
$855	$786	GAAP net investment income	$855	$842	$820	$821	$786
45	45	Reinsurance embedded derivative impacts	45	54	40	52	45
15	11	Net VIE earnings	15	18	27	21	11
1	(13)	Alternative income gain (loss)	1	(9)	(4)	6	(13)
(23)	(15)	Held for trading amortization	(23)	(44)	(20)	(15)	(15)
38	28	Total adjustments to arrive at net investment earnings	38	19	43	64	28
$893	$814	Total net investment earnings	$893	$861	$863	$885	$814

$866	$780	Retirement Services	$866	$829	$811	$821	$780
27	34	Corporate and Other	27	32	52	64	34
$893	$814	Total net investment earnings	$893	$861	$863	$885	$814

4.41%	4.32%	GAAP net investment income rate	4.41%	4.18%	4.23%	4.38%	4.32%
0.22%	0.25%	Reinsurance embedded derivative impacts	0.22%	0.27%	0.20%	0.28%	0.25%
0.08%	0.06%	Net VIE earnings	0.08%	0.09%	0.14%	0.11%	0.06%
0.01%	(0.07)%	Alternative income gain (loss)	0.01%	(0.04)%	(0.02)%	0.03%	(0.07)%
(0.12)%	(0.08)%	Held for trading amortization	(0.12)%	(0.22)%	(0.10)%	(0.08)%	(0.08)%
0.19%	0.16%	Total adjustments to arrive at net investment earned rate	0.19%	0.10%	0.22%	0.34%	0.16%
4.60%	4.48%	Consolidated net investment earned rate	4.60%	4.28%	4.45%	4.72%	4.48%

4.63%	4.76%	Retirement Services	4.63%	4.57%	4.64%	4.85%	4.76%
3.76%	1.88%	Corporate and Other	3.76%	1.61%	2.72%	3.53%	1.88%
4.60%	4.48%	Consolidated net investment earned rate	4.60%	4.28%	4.45%	4.72%	4.48%

$74,735	$65,576	Retirement Services average invested assets	$74,735	$72,587	$69,868	$67,577	$65,576
2,844	7,123	Corporate and Other average invested assets	2,844	7,964	7,673	7,345	7,123
$77,579	$72,699	Average invested assets	$77,579	$80,551	$77,541	$74,922	$72,699

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to interest sensitive contract benefits to arrive at cost of crediting on deferred annuities

Year-to-date			2018	2017
2018	2017		Q1	Q4	Q3	Q2	Q1
$19	$692	GAAP interest sensitive contract benefits	$19	$960	$621	$553	$692
(40)	(26)	Interest credited other than deferred annuities	(40)	(37)	(41)	(42)	(26)
174	145	FIA option costs	174	159	154	149	145
(22)	(17)	Product charges (strategy fees)	(22)	(20)	(19)	(17)	(17)
3	9	Reinsurance embedded derivative impacts	3	10	9	9	9
133	(534)	Change in fair values of embedded derivatives – FIAs	133	(799)	(464)	(399)	(534)
10	12	Negative VOBA amortization	10	10	8	10	12
—	(18)	Unit linked change in reserve	—	(12)	—	1	(18)
(2)	—	Other changes in interest sensitive contract liabilities	(2)	—	—	—	—
256	(429)	Total adjustments to arrive at cost of crediting on deferred annuities	256	(689)	(353)	(289)	(429)
$275	$263	Retirement Services cost of crediting on deferred annuities	$275	$271	$268	$264	$263

0.13%	5.02%	GAAP interest sensitive contract benefits	0.13%	6.62%	4.35%	3.95%	5.02%
(0.27)%	(0.19)%	Interest credited other than deferred annuities	(0.27)%	(0.26)%	(0.29)%	(0.30)%	(0.19)%
1.18%	1.04%	FIA option costs	1.18%	1.10%	1.08%	1.07%	1.04%
(0.15)%	(0.12)%	Product charges (strategy fees)	(0.15)%	(0.14)%	(0.13)%	(0.12)%	(0.12)%
0.02%	0.07%	Reinsurance embedded derivative impacts	0.02%	0.07%	0.06%	0.06%	0.07%
0.90%	(3.87)%	Change in fair values of embedded derivatives – FIAs	0.90%	(5.51)%	(3.25)%	(2.85)%	(3.87)%
0.07%	0.09%	Negative VOBA amortization	0.07%	0.07%	0.06%	0.07%	0.09%
—%	(0.13)%	Unit linked change in reserve	—%	(0.08)%	—%	0.01%	(0.13)%
(0.01)%	—%	Other changes in interest sensitive contract liabilities	(0.01)%	—%	—%	—%	—%
1.74%	(3.11)%	Total adjustments to arrive at cost of crediting on deferred annuities	1.74%	(4.75)%	(2.47)%	(2.06)%	(3.11)%
1.87%	1.91%	Retirement Services cost of crediting on deferred annuities	1.87%	1.87%	1.88%	1.89%	1.91%

$58,993	$55,154	Average account value on deferred annuities	$58,993	$58,003	$57,050	$56,001	$55,154

Athene Holding Ltd.
Financial Supplement—March 31, 2018
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to total investments, including related parties to arrive at invested assets

	March 31, 2018	December 31, 2017
Total investments, including related parties	$80,261	$84,367
Derivative assets	(2,031)	(2,551)
Cash and cash equivalents (including restricted cash)	2,822	4,993
Accrued investment income	620	652
Payables for collateral on derivatives	(1,145)	(2,323)
Reinsurance funds withheld and modified coinsurance	(467)	(579)
VIE assets, liabilities and noncontrolling interest	810	862
AFS unrealized (gain) loss	(1,332)	(2,794)
Ceded policy loans	(286)	(296)
Net investment receivables (payables)	(529)	(33)
Total adjustments to arrive at invested assets	(1,538)	(2,069)
Total invested assets	$78,723	$82,298

Summary of adjustments to investment funds, including related parties and VIEs to arrive at alternative investments

	March 31, 2018	December 31, 2017
Investment funds, including related parties and VIEs	$2,728	$2,580
CLO equities included in trading securities	163	182
Financial Credit Investment special-purpose vehicle included in trading securities related party	—	287
Investment funds within funds withheld at interest	454	416
Royalties, other assets included in other investments and other assets	74	76
Net assets of the VIE, excluding investment funds	196	288
Total adjustments to arrive at alternative investments	887	1,249
Alternative investments	$3,615	$3,829

Summary of adjustments to total liabilities to arrive at reserve liabilities

	March 31, 2018	December 31, 2017
Total liabilities	84,862	90,539
Long-term debt	(992)	—
Derivative liabilities	(186)	(134)
Payables for collateral on derivatives	(1,145)	(2,323)
Funds withheld liability	(395)	(407)
Other liabilities	(1,277)	(1,222)
Liabilities of consolidated VIEs	(1)	(2)
Reinsurance ceded receivables	(4,834)	(4,972)
Policy loans ceded	(286)	(296)
Total adjustments to arrive at reserve liabilities	(9,116)	(9,356)
Total reserve liabilities	75,746	81,183